USAA                        USAA INVESTMENT TRUST
EAGLE                      CORNERSTONE STRATEGY FUND
LOGO
                         SUPPLEMENT DATED MAY 10, 1999
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 1998

On July 15, 1999, the Cornerstone Strategy Fund's asset allocation investment categories and target ranges will be revised in accordance with action taken by the Board of Trustees at its meeting on May 6, 1999. The new investment categories and percentage target ranges are as follows:

                                                  PERCENTAGE TARGET RANGE
                                                         OF NET ASSETS

     INVESTMENT CATEGORY                          OLD                NEW

     BASIC VALUE STOCKS                          22-28%                0%
     U.S. STOCKS                                     0%            25-55%
     INTERNATIONAL STOCKS                        22-28%            25-35%
     U.S. GOVERNMENT SECURITIES                  22-28%            15-30%
     REAL ESTATE SECURITIES                      22-28%             5-20%
     GOLD SECURITIES                              0-10%             0-10%

The Fund's portfolio will be adjusted to the new target ranges at any time within 45 days after July 15, 1999. The 45-day period to adjust the portfolio is intended to minimize portfolio disruption and permit the Fund to purchase and sell securities at the most advantageous prices.

The "Basic Value Stocks" category of investments has been replaced by the new "U.S. Stocks" category and will continue to be managed by R. David Ullom. The answer to the third Q and A on page 6 of the prospectus is changed to reflect that the U.S. Stocks category was selected to provide appreciation.

Additionally, the "Basic Value Stocks" section of the prospectus on page 8 is replaced by the following:

U.S. Stocks

  Q  What types of U.S. Stocks will be included in the Fund's portfolio?

  A The Fund's portfolio will consist of a blend of growth and value stocks of companies organized under the laws of a state or territory of the United States.

MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stocks tend to go up and down more than bonds.

  Q  How are the decisions to buy and sell U.S. Stocks made?

  A  The  factors  we  evaluate to select stocks include:
     *  company's competitive  position,
     *  management's  abilities,
     *  company's  growth prospects,
     *  company's financial position,
     *  above factors relative to the stock's current price.

     The process of selling a stock begins when one or more of these factors changes for the worse.
                                                                     34101-0599